UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2016

HYPERDYNAMICS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-32490	87-0400335
(Commission File Number)	(IRS Employer Identification No.)

12012 Wickchester Lane, Suite 475

Houston, Texas 77079

(Address of principal executive offices,
including Zip Code)

(713) 353-9400

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 29, 2016, Hyperdynamics Corporation (“Hyperdynamics,” the “Company,” “we,” and “us”) filed a Certificate of Amendment (the “Certificate of Amendment”) to its Certificate of Incorporation (the “Certificate of Incorporation”) with the Delaware Secretary of State to increase the number of authorized shares of the Company’s common stock, par value $0.001 per share, from 43,750,000 shares to 87,000,000 shares.  As discussed below, the Company’s stockholders approved the amendment at the Special Meeting of Stockholders of the Company (the “Special Meeting”).  The Certificate of Amendment is filed as Exhibit 3.1.8 to this report.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

The Special Meeting was held on November 29, 2016.  The Company previously filed with the Securities and Exchange Commission a proxy statement and related materials pertaining to the Special Meeting. Only stockholders of record as of the close of business on October 21, 2016 (the “Record Date”) were entitled to vote at the Special Meeting. As of the Record Date, approximately 21.2 million shares of the Company’s common stock were outstanding and entitled to vote at the Special Meeting, of which 17,650,668 shares were represented, in person or by proxy, and which constituted a quorum. At the Special Meeting, the stockholders of the Company voted on the matters described below.

Proposal No. 1

To approve an amendment to the Company’s Certificate of Incorporation, as currently in effect, to increase the authorized number of shares of our common stock from 43,750,000 shares to 87,000,000 shares.

In accordance with the results below, Proposal No. 1 was approved by  more than 77% of the outstanding share of common stock entitled to vote and approximately and 94% of the votes cast. There were no broker non-votes with respect to the proposal.

Votes For	Votes Against	Abstentions
16,539,221	979,623	131,822

Proposal No. 2

To adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1.

In accordance with the results below, such proposal was approved. There were no broker non-votes with respect to the proposal.

Votes For	Votes Against	Abstentions
16,478,149	874,924	297,593

Item 9.01                                           Financial Statements and Exhibits.

Exhibit No.	Description

3.1.8	Certificate of Amendment of Certificate of Incorporation, dated November 29, 2016

99.1	Press Release, dated November 29, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date: December 2, 2016	By:	/s/ David G. Gullickson
	Name:	David G. Gullickson
	Title:	Vice President Finance, Treasurer, and Principal Financial and Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1.8	Certificate of Amendment of Certificate of Incorporation, dated November 29, 2016

99.1	Press Release, dated November 29, 2016